Exhibit 99.1

November 2009
Investor Presentation
HOUSTON AMERICAN ENERGY
CORP

Forward-Looking Statements
 This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company’s future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “expect,” “intend,” “plan,” “subject to,” “anticipate,” “estimate,” “continue,” “present value,” “future,” “reserves,” “appears,” “prospective,” or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company’s growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, weaknesses in the Company’s internal controls, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in “Risk Factors” and elsewhere in the Company’s Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.
 The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and unrisked resource potential that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These terms include reserves with substantially less certainty, and no discount or other adjustment is included in the presentation of such reserve numbers.
 The recipient is urged to consider closely the disclosure in our Form 10-K, File No. 001-32955, available from us at 801
 Travis, Suite 1425, Houston, Texas 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Company Overview
▪ Houston American Energy Corp (NASDAQ:HUSA), the “Company”, is a growth-
 oriented independent energy company engaged in the exploration, development and production of crude oil and natural gas resources
▪ Operations focused in Colombia
 • Current production of approximately 850 barrels of oil equivalent per day
 • Participated in drilling of 100 wells in Colombia to date
 • Developing new international projects with a focus on Colombia, Peru and Brazil
▪ Significant concessions in Colombia with substantial drilling inventory identified by advanced 3-D seismic interpretation
 • Over 895,000 gross acres with more than 100 currently identified drilling prospects
Market Cap:	$112.0 MM	Debt Outstanding:	$0.0
Average Volume:	54,000	Shares Outstanding:	28,000,772

Investment Opportunity
▪ Unique portfolio of high impact, large reserve potential projects in Colombia
 • Pure-play small cap oil focused investment opportunity with substantial upside potential
 • Significant acreage position focused in the Llanos Basin in Colombia
 • Favorable government royalties and fiscal terms on existing contracts
▪ Significant Technical Partner with SK Energy, a leading Asian integrated oil and gas company
▪ Proven Track Record
 • Participating in successful drilling program led by Hupecol
 • Drilled 100 wells in Colombia with a 70% success rate to date
 • With approximately $19.8MM in invested capital management has generated in excess of
 $112.0MM of market capital to date
▪ Low cost structure
 • Non-operator strategy allows for minimal corporate staff
 • Colombian properties have lower finding and development costs versus U.S. conventional and unconventional reserves
▪ Experienced management and board of directors with access to proprietary deal flow
▪ Simple capitalization structure

Business Strategy
▪ Explore and develop existing properties through the drill bit
 • Increase production and cash flow by drilling and completing identified well locations
 • Quantify value of our asset base through an aggressive testing and drilling program
 • Explore for and develop additional proved reserves on approximately 150,000 net acres
▪ Acquire additional interest in oil and gas properties through partnerships and joint ventures with experienced operators
 • Target acquisitions that enhance our core areas
 • Focus on high impact, lower risk drilling prospects
▪ Capitalize on the expertise, experience and strategic relationships of the management team and board of directors

International Assets
International Operations - Llanos Basin Colombia
Interest in Eight Concessions and One Technical Evaluation Agreement
Operator Interest SK Energy 25.0% working interest in the CPO 4 concession covering ~ 345,452 acres
Shona 12.5% working interest in the Serrania concession covering ~ 110,769 acres
Hupecol 12.5% interest in the Los Picachos Technical Evaluation Agreement (the “TEA") ~ 86,235 acres
Hupecol 12.5% working interest in the Las Garzas concession covering ~ 103,000 acres
Hupecol 12.5% working interest in the Leona concession covering ~ 70,343 acres
Hupecol 12.5% working interest in the Cabiona concession covering ~ 86,066 acres
Hupecol 12.5% working interest in Dorotea concession covering ~ 51,321 acres
Hupecol 6.25% working interest in the Surimena concession covering ~ 69,000 acres Hupecol 1.6% working interest in La Cuerva contract covering ~ 48,000 acres

Overview of Colombia
▪ President Alvaro Uribe Velez (re-elected
 May 28, 2006) - Pro Business
▪ Main US ally in South America
▪ Population: 45,644,023
▪ Capital Bogotá: 7,881,156 citizens
▪ Exchange rate 2009: 1,949 COP$/US$
▪ Gross domestic product, GDP, 2008: US$
 395.4 Billion
▪ GDP / Capita, 2008: $8,800
▪ Current Production of 600,000 bbl/day
▪ Estimated 1.36 Billion barrels of proven
 reserves
Source: Wood Mackenzie, IHS, CIA.GOV

Colombia's Oil Production and Consumption
Production
Consumption
Million Short Tons
900
800
700
600
500
400
300
200
100
0
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Year

Source: EIA Country Energy Profiles; Short Term Energy Outlook

Colombia New Model
United Kingdom
Pakistan
Peru
India
Colombia Previous model
Thailand
Sudan
China
Malaysia
Egypt
Venezuela
Contractor Take (1 - State Take)
60%
50%
40%
30%
20%
10%
0%
10%
20%
30%
40%
50%
Profitability
40%
50%
60%
70%
80%
90%
100%
State Take

HOUSTON AMERICAN ENERGY CORP

Overview of Colombia
▪ Colombia is currently a net exporter (~ 282,000 bbls/d) of crude oil, but the country's reserves and production have been
 declining
▪ To combat this decline, the Colombian government enacted a number of incentives aimed to attract foreign investment:
 • Sliding scale royalty rates based on field size, with an
 8% royalty rate for most fields
 • 100% company ownership of production projects
 • Eliminated government back-in rights on new
 concessions
 • Vastly improved security environment - President Uribe
 on offensive with broad popular support
 • Military increased 273,000 to 370,000 personnel in 2
 years. US assistance at US$600 million/year
 • Progressive Colombia fiscal changes similar to those in
 UK which spurred renewed interest in the North Sea
▪ Colombia has a well developed infrastructure system
 comprising of over 3,700 miles of crude and product pipelines.
 This system is concentrated on transporting crude from the
 main producing basins (Llanos and Magdalenas)
Source: Wood Mackenzie, IHS, CIA.GOV

- There are currently more than 25 operators located in the Llanos Basin

Santa Marta Massif
Guajira Basin
Caribbean Sea
Lower Magdalena Basin
Cesar Basin
Catatumbo Basin
PANAMA
VENEZUELA
Sarrania de Baudo
Pacific Ocean
BOGOTA
Llanos Basin
COLOMBIA
Guyana Shield
Putumayo Basin
Amazon Basin
BRAZIL
ECUADOR
PERU

HOUSTON AMERICAN ENERGY CORP

Llanos Basin
• The Llanos Basin covers an area of approximately 125,000 square miles
• Its primary geologic formations are: the Upper Cretaceous, Paleocene and
 Eocene
• The Llanos Basin is one of the most
 active basins in Colombia
Colombia
Other Llanos Basin Operators
Source: Wood Mackenzie, IHS, CIA.GOV

SK Energy - CPO 4 Block

Strong Revenue Profile
Billion KRW
50,000
40,000
30,000
20,000
10,000
-
21,915
23,652
27,788
45,737
2005
2006
2007
2008

Billion KRW
2,500
2,000
1,500
1,000
500
-
1,205
1,165
1,480
1,820
2005
2006
2007
2008

HOUSTON AMERICAN ENERGY CORP

Overview of SK Energy
Large Asian conglomerate with an integrated business model
 Continued Operating Profit Growth
Source: SK Energy Presentation
1 USD = 1189 KRW
SK Energy Participates in 34 oil and gas blocks and four LNG projects in 17 countries, with proved oil equivalent reserves of 520 million barrels (BOE).
E&P Business
Petrochemical Business
SK Energy is the undisputed leader in the petrochemical business in
Korea. During 2008 SK sold 8,445,000 tons of petrochemical products for $8.75 billion USD in sales in 2009
Lubricants Business
Leading lubricant manufacturer in Korea. During 2008 SK Energy sold
9,531,000 barrels of Lubricants
Refining and Petroleum Business
In 2008, SK Energy had $27.12 billion USD in sales (71% of
revenues), with refining capacity of 1.1 million barrels of oil per day.
This represents the largest capacity in Korea, as well as one of the largest in all of Asia
It should also be noted that SK Energy has Research and Development and Technology businesses that are leaders in the industry.

SK Energy E&P Activities

SK Energy

34 Blocks (11 Dev./Prod. and 23 Exp.) and 4 LNG Businesses in Countries

- Reserves: 520 MM Boe at the end of 2008

- Branch Offices
- E&P Activities
- LNG Business

Houston
Bogota
Lima
Rio

Colombia

CPE-5 (Ex.)	Operator: BHP SK Interest: 28.6%
CPO-4 (Ex.)	Operator: SK SK Interest:
SSJN-5(Ex.)	Operator: SK SK Interest: 50%

ECUADOR
COLOMBIA
BRAZIL
SOUTH PACIFIC OCEAN
LIMA
BOLIVIA

Peru

Block 8 (Pr.)	Operator: Pluspetrol SK Interest: 8.33%
Block 56 (Pr.)	Operator: Pluspetrol SK Interest: 17.60%
Block 88 (Pr.)	Operator: Pluspetrol SK Interest: 17.60%
Z-46 (Ex.)	Operator: SK SK Interest: 90%
Peru LNG	Operator: Hunt SK Interest: 20%

Brazil

BMC-8 (Pr.)	Operator: Devon SK Interest: 40%
BMC-30 (Ex.)	Operator: Anadarko SK Interest: 20%
BMC-32 (Ex.)	Operator: Devon SK Interest: 26.67%
Bar-3 (Ex.)	Operator: Devon SK Interest: 30%

75%
17

SK Energy - Farmout Agreement and JOA - CPO 4
▪ Contract entered between National Hydrocarbon Agency of Colombia and SK Energy, a leading
 Korean conglomerate
▪ Right to earn an undivided 25% of the rights of the CPO 4 Contract located in the Western Llanos
 Basin in the Republic of Colombia
▪ CPO 4 Block consists of 345,452 net acres and contains over 100 identified leads or prospects with estimated recoverable reserves of 1 to 4 billion barrels
▪ The Block is located along the highly productive western margin of the Llanos Basin and is adjacent to Apiay field which is estimated to have in excess of 610 million barrels of 25-33 API oil recoverable. On the CPO 4 Block’s Northeast side lies the Corcel Block where well rates of 2,000 to
 14,000 barrels of initial production per day have been announced for recent discoveries.
▪ In addition, the CPO 4 Block is located nearby oil and gas pipeline infrastructure.
▪ The Company has agreed to pay 25% of all past and future cost related to the CPO 4 block as well as an additional 12.5% of the seismic acquisition costs incurred during Phase 1 Work Program
▪ All future cost and revenue sharing (excluding the phase 1 seismic cost) will be on a heads up basis; 75% SK Energy and 25% HUSA - no carried interest or other promoted interest on the block

Block Overview

General information

- Location : Onshore, Central Colombia
- Basin : Western Llanos Basin
- Area : 139,859 ha (1,398.59 km^2)
- Effective Date : December 18, 2008
- Contract Type : License Agreement (Royalty & Tax)
- Participant :
  - SK Energy : 75% (Operator)
  - Houston American Energy : 25%

- **Exploration Period & Work Obligation**

PHASE	PERIOD	WORK OBLIGATION
Phase 0	18.12.'08 ~ 17.6.'09 (6 mos.)	Phase 0 Report
Phase 1	18.6.'09 ~ 17.6.'12 (3 yrs.)	• 400 km 2D Seismic Reprocessing • 620 km 2D New Seismic Acquisition • 2 Exploration Wells
Phase 2	18.6.'12 ~ 17.6.'15 (3 yrs.)	• 400 km 2D Seismic Reprocessing • 3 Exploration Wells

Villavicencio

Surrounded Area by Existing Fields

Source Rock

Cupiagua
1.3 BBIOP
45 API
Santiago Complex
>150 MMBOIP
24~28 API
Apiay
610 MMBOIP
25~33 API
Castilla
2.2 BBOIP
14~16 API
Camoa
5.5 MMBOIP
14 API
Valdivia
12 MMBOIP
23 API
Caracara Complex
100 MMBOIP
14~25 API
Rubiales
942 MMBOIP
14 API

Corcel
Current average production of 18,000 Bbl/d
from 8 wells drilled since July of 2007

CHAPARRAL-1
LOS TROMPILLOS-1
POMARROSO-1
LOS TROMPILLOS-2
LOS TROMPILLOS-3
UPIA-1
COPORO-1
CUMARAL-1AX
CORCEL-3
CORCEL-2
CORCEL-1
METICA-1
VANGUARDIA-1
BARCO
ANACONDA-1
LA REFORMA-1
LIBERTAD-1
SURIA-1
BLOCK CPO-4
UNE
CANO BRAVO-1
C9
CHICHIMENE-1
MURUJUY-1
LUNA ROJA-1
CASTILLA-1
Guadalupe

HOUSTON AMERICAN ENERGY CORP

Reservoir Distribution

Multi Reservoir

Reservoir Rock

NW
SE
CPO-4
ZONA AXIAL CORDILLERA ORIENTAL
PIEDEMONTE
MEDINA-1
APIAY ESTE-1
BENGALA 19º API
RUBIALES 12.6º API
STO- 4
GUAYABO
LEON SELLO REGIONAL
MIRADOR RESERVORIO
BARCO - LOS CUERVOS
GUADALUPE RESERVORIO
GACHETA GENERADOR
UNE RESERVORIO
BASAMENTO CRISTALINO
BASAMENTO ECONOMICO
TERCIARIO
CRETACICO
JURASICO
CUENCA LLANOS

Excellent Working Environment

Working Environment

Highway 65
Army Base
Highway 40

Thrust Play
Corcel Play
Negritos Downdip Play

HOUSTON AMERICAN ENERGY CORP

Multiple Reservoir Plays

Corcel
A New Exploration Trend
PETROMINERALES
CORCEL
10 km

HOUSTON AMERICAN ENERGY CORP

Corcel Overview
Source: Petrominerales.com

Corcel
Long-term Exploration & Development Potential
PETROMINERALES
Corcel-G
Corcel-E1
Corcel-F1
Corcel-C1
Corcel-C3
Corcel-D3
Corcel Boa-1
Corcel-D1
Corcel-D2
Corcel-A3
Corcel-A2
Corcel-A1
Corcel-A4

HOUSTON AMERICAN ENERGY CORP

Corcel Overview (continued)
Source: Petrominerales.com

Historical Corcel Production

25,000
20,000
15,000
10,000
5,000
0
bopd
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
A1
A2
A3
A4
C1
C3
D1
D2
D3
E1
BOA-1
Qtr Ave

- Majority of wells now in the more stable part of the production curve
- Significant inventory of exploration locations with majority of Block still to be explored

Note - Boa-1 offline since September 5th for workover

HOUSTON AMERICAN ENERGY CORP

Corcel Overview (continued)
Source: Petrominerales.com

Corcel Overview (continued)
▪ Production from Corcel’s wells have averaged in excess of 5,500 barrels of oil per day for the first thirty days of production declining to approximately 2,000 barrels of oil per day after the first year of production.
▪ Production after the first year of production is expected to decline marginally at 5 to
 10% per annum
▪ Multiple stacked pay sands
▪ Active water drive is expected to result in high ultimate recoveries
▪ The Corcel-A2 side-track well (drilled Sept. 09) is producing over 10,000 barrels of oil per day of 30 API oil at less than 1% water cut from the Lower Mirador, Upper
 Guadalupe and Lower Guadalupe sands.
Source: Petrominerales.com

AOI Key
C9 - Purple
Mirador – Green
Paleozoic - Red
3D Polygons
Green - 900 sqkm
Blue - 500 sqkm

HOUSTON AMERICAN ENERGY CORP

Proposed 3D Areas with Structure Maps

Land Satellite Image with Structures and 3D Areas

Serrania Block and Los Picachos

Serrania Block and Los Picachos
▪ Contract entered between Shona Energy (Colombia) Limited (major investors of which include
 Encap and Nabors) and Houston American Energy on June 24, 2009
▪ Right to earn an undivided twelve and one half percent (12.5%) of the rights to the Serrania Contract for Exploration and Production (the Serrania Contract) which covers the Serrania Block located in the municipalities of Uribe and La Macarena in the Department of Meta
▪ Serrania Block consists of approximately 110,769 acres
▪ Oil Royalty: 8% to 5,000 BOPD and sliding scale to 20% at 125,000 BOPD
▪ The Block is located adjacent to the recent Ombu discovery, which is estimated to have potentially over one billion barrels of oil in place
▪ The Company has agreed to pay 25% of Phase 1 Work Program. The Phase 1 work program consist of completing a geochemical study, reprocessing existing 2-D seismic data, and the acquisition, processing and interpretation of 2D seismic program containing approximately 116 kilometers of 2-D data
▪ The Company's is expected to drill its first well on Serrania Block in the 1st quarter of 2010
▪ Los Picachos Technical Evaluation Agreement encompasses an 86,235 acre region located to the west and northwest of the Serrania block

Serrania
Y-1973-05
Y-1973-04
Y-1973-03
Y-1973-06
Y-1973-08
1
2
3
4
5
6
7
8

HOUSTON AMERICAN ENERGY CORP

Serrania Phase One Seismic Program
The Phase One Seismic program
was competed in September of
2009. We plan on drilling our first
Serrania well in the first quarter of
2010

Grid: Smoothed Near Cap Pay Inv Dist Smo 10 (RLG) (MediumAquamarine), Data Type: Time (A...
Serrania
Ombu

HOUSTON AMERICAN ENERGY CORP

Picture of Ombu field extension onto Serrania
Key Points
Ombu Field
Emerald Energy - 90% owner and operator
of the Ombu field recently sold to
Sinochem Resources for approximately
$836 million USD. Emerald’s major assets
were located in Syria and Colombia.
Emerald’s major Colombian asset was the
Ombu field in the Llanos Basin
Canacol Energy LTD (TSX-V: CNE) - 10%
owner of the Ombu field is estimating that
there is up to 1.1 billion barrels of original
oil in place on the Ombu field
In 2009 Emerald Energy after drilling 5
wells on the Ombu field was given potential
recoverable reserves of 122 million barrels
by Netherland, Sewell & Associates, Inc.
Production rates of the five wells ranged
from 100 to 400 bbl/d
Source: Emeraldenergy.com, Canacolenergy.com

Serrania
Picachos TEA
3405 ac
1185 ac
Ombu
SERRANIA TIME WITHOUT LINE 9N
CI = 10 ms

HOUSTON AMERICAN ENERGY CORP

Los Picachos TEA
Los Picachos establishes a future
growth area for the Serrania
concession
Initial 2-D data has identified several
large prospects located on the Los
Picachos TEA similar to those found
on the Ombu Block to the south east
Los Picachos encompasses an
86,235 acre region located to the
west and northwest of the Serrania
block

Hupecol Operated Assets

• Operator: Hupecol
• Hupecol has acquired significant
 concessions in the Llanos Basin since
 Houston American Energy’s inception in April
 2001. The following are HUSA’s effective
 working interests based on its indirect
 ownership interests in Hupecol:
• Current net production of 850 boe/d
• Currently 5 of the six concessions operated
 by Hupecol are for sale by Scotia Waterous
Hupecol Colombian Operations
• La Cuerva	1.6% W.I.
• Dorotea	12.5% W.I.
• Leona	12.5% W.I.
• Cabiona	12.5% W.I.
• Las Garzas	12.5% W.I.
• Surimena	6.25% W.I.
Colombia Operations
* Highlighted Concessions are currently for sale

Overview of Hupecol (Private Company)
▪ Operator of the majority of the Company’s existing producing Colombian assets
▪ Privately held E&P company with offices in Colombia and Texas
 • Hupecol’s managing partner currently operates significant production and gathering facilities domestically in the U.S.
 • Operates with an extensive staff of geologists, petroleum engineers, geophysical and accounting professionals
▪ One of the more active independents operating in Colombia
 • Hupecol currently produces approximately 7,500 barrels of oil equivalent per day in
 Colombia
 • Hupecol sits on the Board of Directors of the Colombian Petroleum Association General
 Assembly along with Perenco, Petrobras, ExxonMobil, Hocol, and Terpel
▪ Proven track record
 • In June 2008, the Company, through Hupecol Caracara LLC as owner/operator, sold all of the Caracara assets to Cepsa, covering approximately 232,500 acres for USD $920 million
 • As a result of the sale of the Caracara assets, HUSA received net proceeds of $11.55 mm
 • Drilled over 100 wells in Colombia to date with a 70% success ratio

Appendix

Project	Working Interest	Use of Fund	Gross Project Expenditure ($000)	HUSA Net Capex ($000)
Colombian Budget				
SK Energy – CPO 4 (1)	25.0%	3-D Seismic	$20,000	$7,500
SK Energy – CPO 4	25.0%	2 Well Prep.	$8,200	$2,050
SK Energy – CPO 4	25.0%	Overhead	$4,100	$1,025
Shona – Serrania (2)	12.5%	2-D Seismic	$3,200	$800
Shona – Serrania	12.5%	Drill two Wells	$10,000	$1,250
Hupecol – Existing Assets (3)	12.5%	Drill eight wells	$24,000	$3,000
Colombia Total			**$69,500**	**$15,625**
Domestic Budget				
Crown Mineral Acquisition	36.0%	Mineral Acquisition	$1,425	$513
North Jade Prospect	22.5%	Drill One Well	$10,000	$2,250
Grand Total			**$80,925**	**$18,388**

HOUSTON AMERICAN ENERGY CORP

Budget through December 2010
 (1) Per the SK Farm-Out agreement, HUSA pays an additional 12.5% of the Seismic Acquisition Cost.
 (2) Per the Shona Farm-Out Agreement, HUSA pays an additional 12.5% of the Seismic Acquisition Cost.
 (3) Cash flow from existing production is expected to fund all future Capex. Select properties are presently being offered for sale.

Stock Price Performance Chart

1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Jan 2002: Stock listed OTC BB
Dec 2002: Acquires WI in Llanos Basin Colombia
Jan 2003: Acquires WI in Tambaqui concession
July 2003: Private Placement Offering of $490,000
Dec 2003: Private Placement Offering of $580,000
May 2005: Private Placement Offering of $2,125,000
April 2006: Private Placement Offering of $16,600,000
July 2006: Lists on AMEX (HGO)
June 2007: Moves to NasdaqCM (HUSA)
March 2008: Hupecol Sells Caracara Prospect for $920MM
June 2009: Farmout agreement with Shona Energy
October 2009: Farmout agreement with SK Energy
Jan-02
Nov-02
Sep-03
Jul-04
May-05
Mar-06
Jan-07
Nov-07
Sep-08
Jul-09

Period	Period Start Date	Average Close	Average Daily Volume	Total Volume Traded	Daily Closing Price High	Daily Closing Price Low
Last Month	10/2/2009	$4.04	51,891	1,193,490	$4.84	$3.38
Last 60 Days	9/2/2009	3.58	52,628	2,368,240	$4.84	$2.58
Last 90 Days	8/2/2009	3.35	46,305	3,102,410	$4.84	$2.58
Last 120 Days	5/2/2009	2.71	80,540	10,631,280	$4.84	$1.72
Last 365 days	11/2/2008	2.64	63,491	16,634,660	$4.84	$1.64

HOUSTON AMERICAN ENERGY CORP

Summary Balance Sheet

$ Thousands	Q3 2009	Q2 2009	Q1 2009	FY2008
Cash	$4,709.1	$4,886.2	$6,455.8	$9,910.7
Oil and Gas Properties	20,809.0	22,906.9	20,852.1	19,614.8
Debt	$0.0	$0.0	$0.0	$0.0
Shareholders Equity	20,082.1	19,524.9	19,257.7	21,048.2

Summary Income Statement

$ Thousands	Q3 2009	Q2 2009	Q1 2009	FY2008
Oil & Gas Revenue	$2,404.0	$1,134.1	$445.1	$10,622.1
Operating Income (1)	133.2	(576.2)	(1,481.4)	5,912.4
Basic Shares Outstanding (MM)	28.0	28.0	28.0	28.0

(1) Operating income is adjusted for impairment of oil and gas properties brought on by low commodity prices at 12/31/2008.

HOUSTON AMERICAN ENERGY CORP

HUSA Financial Overview
▪ Strong Balance Sheet with no debt.
▪ Significant production growth since the first quarter of 2009 from existing Hupecol operated properties.

Management Biography
 John F. Terwilliger, President and CEO
 John F. Terwilliger has served as the Company's President, Chairman and Chief Executive Officer since its inception in April 2001. From 1988 to 2001, Mr. Terwilliger served as Chairman of the Board and President of
 Moose Oil and Gas Company, a Houston based exploration and production company focused on operations in the
 Texas Gulf Coast region. Prior to 1988, Mr. Terwilliger was Chairman of the Board and President of Cambridge Oil
 Company, a Texas based exploration and production company. John is a member of the Houston Geological
 Society, Houston Producers Forum, Independent Petroleum Association of America and the Society of Petroleum
 Engineers.
 James J. Jacobs -Chief Financial Officer
 James “Jay” Jacobs has served as the Company’s Chief Financial Officer since joining the Company in July 2006.
 From April 2003 until joining the Company in July 2006, Mr. Jacobs served as an Associate and as Vice President in the Energy Investment Banking division at Sanders Morris Harris, Inc., an investment banking firm headquartered in Houston Texas, where he specialized in energy sector financings and transactions for a wide variety of energy companies. Prior to joining Sanders Morris Harris, Mr. Jacobs worked as a financial analyst for
 Duke Capital Partners where he worked on the execution of senior secured, mezzanine, volumetric production payment, and equity transactions for exploration and production companies. Prior to joining Duke Capital Partners,
 Mr. Jacobs worked in the Corporate Tax Group of Deloitte and Touché LLP. Mr. Jacobs holds a B.B.A. and a
 Masters in Professional Accounting from the McCombs School of Business at the University of Texas in Austin and
 is a Certified Public Accountant.

 Lee Tawes
 Mr. Tawes is Executive Vice President, Head of Investment Banking and a Director of Northeast Securities, Inc. Prior to
 joining Northeast Securities, Mr. Tawes held management and research analyst positions with C.E. Unterberg, Towbin,
 Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001. Mr. Tawes has served as a
 Director of Baywood International, Inc. since 2001 and of GSE Systems, Inc. since 2006. Mr. Tawes is a graduate of Princeton
 University and received his MBA from Darden School at the University of Virginia
 Ted Broun
 Mr. Broun is the owner/operator of Broun Energy, LLC, an oil and gas exploration and production company. He co-founded, and, from 1994 to 2003, was Vice President and Managing Partner of Sierra Mineral Development, L.C., an oil and gas
 exploration and production company. Previously, Mr. Broun was a partner and consultant in Tierra Mineral Development, L.C.
 and served in various petroleum engineering and management capacities with Atlantic Richfield Company, Tenneco Oil
 Company, ITR Petroleum, Inc. General Atlantic Resources, Inc. and West Hall Associates, Inc. Mr. Broun received his B.S. in
 Petroleum Engineering from the University of Texas and an M.S. in Engineering Management from the University of Alaska.
 Stephen Hartzell
 Since 2003, Mr. Hartzell has been an owner/operator of Southern Star Exploration, LLC, an independent oil and gas company.
 From 1986 to 2003, Mr. Hartzell served as an independent consulting geologist. From 1978 to 1986, Mr. Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro Petroleum Corporation,
 Moore McCormack Energy and American Hunter Exploration. Mr. Hartzell received his B.S. in Geology from Western Illinois
 University and an M.S. in Geology from Northern Illinois University.
 John Boylan
 Mr. Boylan has served as a financial consultant to the oil and gas industry since January 2008. Mr. Boylan served as a manager of Atasca Resources, an independent oil and gas exploration and production company, from 2003 through 2007.
 Previously, Mr. Boylan served in various executive capacities in the energy industry, including both the exploration and production and oil services sectors. Mr. Boylan’s experience also includes work as a senior auditor for KPMG Peat Marwick and a senior associate project management consultant for Coopers & Lybrand Consulting. Mr. Boylan holds a B.B.A. with a major in Accounting from the University of Texas and an M.B.A. with majors in Finance, Economics and International Business from New York University.
Board of Directors